UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2009

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 16, 2009, the Board of Directors (the “Board”) of Authentidate Holding Corp. (the “Company”) appointed Harry J. Silverman to serve on the Company’s Board of Directors. Mr. Silverman will serve for a term expiring at the Company’s annual meeting of stockholders in 2010 and until his successor shall have been duly elected and qualified or until his earlier resignation or removal. The Board is in the process of determining which committees Mr. Silverman shall serve upon.

Mr. Silverman, age 51, presently acts as an independent financial consultant. From 1993 to December 2005, Mr. Silverman served as the Executive Vice President and Chief Financial Officer of Domino’s Pizza and in such capacity was responsible for all finance, treasury and accounting functions, as well as performing an integral role in the strategic management of the Company. Mr. Silverman became CFO in 1993 and through 1998 also led Domino’s Human Resources, Information Services, Legal, Safety and Security and Risk Management teams. Mr. Silverman retired from Domino’s in December 2005 after overseeing the company’s initial public offering in 2004, its $1.1billion restructuring in 2003 and the sale of the company to Bain Capital in 1998. Mr. Silverman joined Domino’s Pizza in 1985 as a regional controller based in Chicago, Illinois. He was promoted to National Operations Controller in 1988, and in January 1990, became Corporate Controller. Prior to joining Domino’s, he was an auditor with Grant Thornton LLP, working on several major NYSE accounts. Mr. Silverman earned a BS in accounting from the University of Illinois in 1980. He previously served as a member of the Board of Directors of Authentidate from December 2003 until May 2004. He currently serves on the board of The Wellness Community of Southeast Michigan.

There is no agreement or understanding between Mr. Silverman and any other person pursuant to which Mr. Silverman was appointed to the Board. Mr. Silverman is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Under the Company’s 2001 Non-Executive Director Stock Option Plan, Mr. Silverman was granted options to purchase 40,000 shares of the Company’s common stock and is eligible for additional option grants in accordance with the terms and conditions of such plan. Mr. Silverman shall receive compensation for serving on the Board pursuant to the Board compensation plan that was previously disclosed in the Company’s filings with the SEC.

The Company hereby incorporates by reference the press release dated November 17, 2009 attached hereto as Exhibit 99.1 and made a part of this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d) Exhibit

99.1	Press Release of Authentidate Holding Corp. dated November 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/S/ O’CONNELL BENJAMIN
Name:	O’Connell Benjamin
Title:	President

Date: November 18, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Authentidate Holding Corp. dated November 17, 2009.

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